APPENDIX B


                               CUSTODY AGREEMENT


               (Amended and Restated                     , 1997)
                                    ---------------------


 The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated February 16, 1996, with UMB Bank, n.a. ("Custodian") and Wasatch Funds, Inc., and agree to be bound by all the terms and conditions contained in said Agreement.


                                On behalf of the

                         Wasatch Aggressive Equity Fund
                              Wasatch Growth Fund
                     Wasatch-Hoisington U.S. Treasury Fund
                         (formerly Wasatch Income Fund)
                              Wasatch Mid-Cap Fund
                             Wasatch Micro-Cap Fund
                            Wasatch World Wide Fund
                          Wasatch Micro-Cap Value Fund



ATTEST:                                           WASATCH FUNDS, INC.

                                                  By:
-----------------------------                     ------------------------------
                                                  Name:
                                                  ------------------------------

                                                  Title:
                                                  ------------------------------

                                                  Date:
                                                  ------------------------------




ATTEST:                                           UMB Bank, n.a.

                                                  By:
-----------------------------                     ------------------------------

                                                  Name: Ralph R. Santoro
                                                  ------------------------------

                                                  Title: Vice President
                                                  ------------------------------

                                                  Date:
                                                  ------------------------------